UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:

☒	Preliminary information statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

Medical Solutions Management Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEDICAL SOLUTIONS MANAGEMENT INC.

237 Cedar Hill Street, Marlboro, MA 01752

NOTICE OF STOCKHOLDER ACTION

To the Stockholders of Medical Solutions Management Inc.:

Notice is hereby given that the following actions were authorized by the Board of Directors of Medical Solutions Management Inc. on October 18, 2007 and approved on October 26, 2007 by the written consent of the stockholders of Medical Solution Management Inc. holding a majority of the shares of our outstanding common stock:

(1)	Amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

(2)	Election of five directors, each to hold office for a one-year term or until their respective successors have been elected.

(3)	Ratification of the selection of Wolf & Company P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

The foregoing actions will be taken on or about November 29, 2007, or approximately twenty (20) days after the mailing of this Notice and the enclosed Information Statement. Only stockholders of record at the close of business on October 26, 2007 are entitled to notice of the actions described above.

This Notice and the attached Information Statement are being circulated to advise our stockholders of certain actions already approved by written consent of the stockholders who collectively hold a majority of the outstanding shares of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until approximately twenty (20) days after the date this Information Statement is mailed to our stockholders. Therefore, this Notice and the enclosed Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

/s/ Marshall Sterman

Marshall Sterman

Chairman of the Board of Directors

Marlboro, Massachusetts

November     , 2007

Medical Solutions Management Inc.

237 Cedar Hill Street, Marlboro, Massachusetts 01752

INFORMATION STATEMENT

We are mailing this Information Statement on our about November     , 2007 to our stockholders of record as of the close of business on October 26, 2007, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. As of October 26, 2007, there were 58,217,994 shares of our common stock outstanding. In accordance with our amended and restated articles of incorporation, each share of our common stock is entitled to one vote.

This Information Statement provides information with respect to certain actions taken by our Board of Directors on October 18, 2007 and our stockholders on October 26, 2007, the record date. These actions are described in the three proposals below. We expect the proposals to take effect on approximately November 29, 2007, or approximately twenty days after mailing this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

PROPOSAL 1: APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our board of directors unanimously approved and recommended for stockholder approval a proposal to amend our amended and restated articles of incorporation in the form attached hereto as Appendix A. To approve Proposal 1, the affirmative vote of the holders of a majority of outstanding shares of our common stock is required. This requisite vote was obtained on October 26, 2007.

The primary reason for amending our amended and restated articles of incorporation is to increase the authorized number of shares of Medical Solutions Management capital stock. The amendment provides for an increase in the number of our authorized shares of common stock, par value $0.0001 per share, from 100,000,000 to 200,000,000. The increase in the authorized number of shares of capital stock will enable us to have sufficient authorized but unissued capital stock for use in future equity financings and to be reserved for issuance pursuant to our 2006 Equity Incentive Plan.

PROPOSAL 2: ELECTION OF DIRECTORS

Our board of directors unanimously approved and recommended for stockholder approval the election of Robert G. Coffill, Jr., Brian Lesperance, Marshall Sterman, David M. Barnes and Shad Stastney as directors of Medical Solutions Management to hold office until the annual meeting of stockholders to be held in 2008, or until their respective successors have been duly elected and qualified. To approve Proposal 2, the affirmative vote of the holders a majority of outstanding shares of our outstanding common stock is required. This requisite vote was obtained on October 26, 2007.

Our full board consists of five directors. Pursuant to our amended and restated by-laws, all members of our board are elected each year for a one-year term of office at the annual meeting of stockholders. All directors hold their positions until the annual meeting of stockholders at which their terms of office expire or until their successors have been duly elected and qualified.

The current composition of our board is Robert G. Coffill, Jr., Brian Lesperance, Marshall Sterman, David M. Barnes and Shad Stastney.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C.

The Audit Committee of our board of directors has appointed Wolf & Company, P.C. as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2007. To approve Proposal 3, the affirmative vote of the holders of a majority of outstanding shares of common stock is required. This requisite vote was obtained on October 26, 2007.

Multiple Copies of Information Statements to Stockholders

Only one copy of this Information Statement is being delivered to multiple security holders sharing one address, unless we had received contrary instructions. Upon request, we will promptly deliver a separate copy of the information statement to a stockholder at a shared address to which one copy was delivered. To make such a request, please contact in writing or by phone, our Corporate Secretary, c/o Medical Solutions Management Inc., 237 Cedar Hill Street, Marlboro, MA, 01752, telephone number (508) 597-6200. If you received more than one copy of this information statement and wish to reduce the number of reports you receive in the future, we will discontinue the mailing of reports on the accounts you select upon your request to the Corporate Secretary at the foregoing address.

Cost of Information Statement Solicitation

We will pay the cost of the distribution of this Information Statement. As required by the Securities and Exchange Commission (SEC), we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending this Information Statement to beneficial owners of our common stock.

Stockholder Account Maintenance

Our transfer agent is American Stock Transfer Corp. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer Medical Solutions Management stock and similar issues, can be handled by American Stock Transfer Corp., phone number (801) 274-1088.

For other Medical Solutions Management information, you can visit our web site at www.medsmi.com. We make our web site content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference into this information statement.

CORPORATE GOVERNANCE

Our board of directors is committed to good, effective corporate governance. Our board believes that a commitment to good governance enhances stockholder value and goes beyond simply complying with applicable requirements. It means adhering to the highest standards of ethics and integrity. To that end, the board has adopted a number of policies and processes to ensure effective governance of the board and Medical Solutions Management.

Board Independence

Our board has considered the independence of its members in light of the independence criteria defined by the applicable NASDAQ Stock Market, Inc. Marketplace Rules (the “NASDAQ Rules”). Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Rules and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. In connection with its independence considerations, the board has reviewed Medical Solutions Management’s relationships with organizations with which our directors are affiliated, and has determined that such relationships were generally established in the ordinary course of business and are not material to us, any of the organizations involved, or our directors.

To be considered independent under these standards, the board must determine that a director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director will be not considered independent if he or she, or an immediate family member, has been within the last three years:

•	an executive officer of Medical Solutions Management;

•

a current partner of Medical Solutions Management’s independent registered public accounting firm or a partner or employee of Medical Solutions Management’s independent registered public accounting firm who personally worked on the Medical Solutions Management audit;

•	an executive officer of a public company that has on the compensation committee of its board an executive officer of the Medical Solutions Management;

•

a paid advisor or consultant to Medical Solutions Management receiving in excess of $60,000 per year in direct compensation from Medical Solutions Management (other than fees for service as a director); and

•

an employee (or in the case of an immediate family member, an executive officer) of a company that does business with Medical Solutions Management and the annual payments to or from Medical Solutions Management exceeded the greater of $200,000 or 5% of the other company’s annual gross revenues.

Based on the foregoing, the board has determined that David M. Barnes, Shad Stastney and Marshall Sterman satisfy the criteria for independence and Brian Lesperance, our President and Treasurer, and Robert G. Coffill, Jr., our Senior Vice President of Business Development and Secretary, are not independent.

Code of Business Conduct and Ethics for Employees, Executive Officers and Directors

On March 14, 2006, our board of directors adopted a Code of Business Conduct and Ethics for Employees, Executive Officers and Directors. We strive to apply high ethical, moral and legal principles in every aspect of its business conduct. This Code of Business Conduct and Ethics is a guide for each of the Company’s employees, executive officers and directors to follow in meeting these principles. The Code of Business Conduct is available on our website at www.medsmi.com. In addition, we will post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Code.

Certain Relationships and Related Party Transactions

Related Transactions

On July 10, 2007, we entered into a Warrant and Debenture Amendment Agreement with Nite Capital, L.P., Apogee Financial Investments, Inc., Midtown Partners & Co., LLC, Douglas Arnold and Marshall Sterman, one of our directors, and Vicis Capital Master Fund, one of our principal stockholders, to amend the outstanding warrants and debentures previously issued such parties. In exchange for $2,100,000 in cash from Vicis, we agreed to reduce the warrant price in the outstanding warrants issued to Vicis to $0.01 and reduce the conversion price of the outstanding debentures issued to Vicis to $0.10, as well as eliminate certain exercise limitations provisions. This agreement also provides for the reduction of the warrant price in the outstanding warrants issued to the other investors party thereto to $0.20.

On May 18, 2007, Medical Solutions Management, Vicis Capital Master Fund, and OrthoSupply Management, Inc., a wholly-owned subsidiary of Medical Solutions Management, amended that certain Guarantee Fee, Reimbursement and Indemnification Agreement pursuant to which Medical Solutions Management agreed to reimburse Vicis for any additional payments Vicis is required to make as a result of the CTC Amendment and issued to Vicis a warrant to purchase 3,060,000 shares of Medical Solutions Management’s common stock. This warrant is exercisable for five years at a per share exercise price of $1.00.

On April 17, 2007, we entered into a Securities Purchase and Exchange Agreement with Vicis Capital Master Fund and Apogee Financial Investments Inc. Pursuant to this Purchase Agreement, we issued two 6% convertible senior secured debentures in the aggregate principal amount of $1,266,000, convertible into shares of our common stock, at a conversion price of $0.30 per share, two warrants to purchase an aggregate of 4,220,000 shares of our common stock at an exercise price of $0.345 per share and two warrants to purchase an aggregate of 4,220,000 shares of our common stock at an exercise price of $0.375 per share. The debentures mature on March 30, 2009 and are secured by a lien on all the personal property and assets of Medical Solutions Management. The warrants are exercisable for a period of five years.

As consideration for the debentures and warrants, Vicis surrendered the promissory note in the principal amount of $450,000 issued on February 20, 2007, the promissory note in the principal amount of $200,000 issued on January 18, 2007, and the promissory note in the principal amount of $400,000 issued on December 29, 2006.

On April 17, 2007, we issued to Vicis a warrant to purchase 4,000,001 shares of our common stock at an exercise price of $2.00, exercisable for five years. This warrant was issued to Vicis in consideration of the promissory notes issued to Vicis on December 31, 2007 in the principal amount of $400,000 and the promissory note issued on January 18, 2007 in the principal amount of $200,000 not being paid off by their stated maturity dates. In connection with this transaction, Medical Solutions Management, Vicis and Apogee entered into a Subordination Agreement whereby the lien on all the personal property and assets of Medical Solutions Management securing its obligations under debentures was subordinated to the lien granted by Medical Solutions Management to Vicis to secure its obligations under a separate debenture previously issued to Vicis on June 28, 2006.

On March 16, 2007, in connection with a Revolving Line of Credit Agreement with Sovereign Bank, we issued to Vicis Capital Master Fund a warrant to purchase 3,060,000 shares of our common stock, which warrant is exercisable for five years at a per share exercise price of $1.00. The closing price of our common stock on March 16, 2007 was $3.97.

On February 20, 2007, we entered into a note purchase agreement with Vicis Capital Master Fund pursuant to which we issued a promissory note in the principal amount of $450,000 in favor of Vicis. The maturity date of the note is April 30, 2007. Interest accrues under the note at the rate of 5% per annum. We are not permitted to prepay principal or interest under the note. In the event we do not repay all outstanding principal and interest under the note on or before April 30, 2007, the maturity date of the note will be extended to June 30, 2007 and we will be obligated to issue to Vicis a warrant to purchase 3,000,000 shares of our common stock, which warrant will have an exercise price of $2.00 per share and will be exercisable for 5 years. This note was converted and cancelled on May 17, 2007 as described above.

On January 18, 2007, we issued a promissory note in the principal amount of $200,000 in favor of Vicis Capital Master Fund. The maturity date of the note is March 31, 2007. Interest accrues under the note at the rate of 5% per annum. We are permitted to prepay principal and interest under the note at any time without penalty. In the event we do not repay all outstanding principal and interest under the note on or before March 31, 2007, the maturity date of the note will be extended to May 30, 2007 and we will be obligated to issue to Vicis a warrant to purchase 1,333,334 shares of our common stock, which warrant will have an exercise price of $2.00 per share and will be exercisable for 5 years. This note was converted and cancelled on May 17, 2007 as described above.

On December 21, 2006, we issued a promissory note in the principal amount of $400,000 in favor of Vicis Capital Master Fund. The maturity date of the note is February 21, 2007. Interest accrues under the note at the rate of 5% per annum. We are permitted to prepay principal and interest under the note at any time without penalty. In the event we do not repay all outstanding principal and interest under the note on or before February 21, 2007, the maturity date of the note will be extended to April 21, 2007 and we will be obligated to issue to Vicis a warrant to purchase 2,666,667 shares of our common stock, which warrant will have an exercise price of $2.00 per share and will be exercisable for 5 years. This note was converted and cancelled on May 17, 2007 as described above.

On June 28, 2006, we entered into a Securities Purchase and Exchange Agreement with Vicis Capital Master Fund. Pursuant to this agreement, we sold to Vicis a 6% senior secured convertible debenture in the original principal amount of $2,000,000, convertible into shares of our common stock at a rate of $.207016 per share, a warrant to purchase 8,000,000 shares of our common stock, exercisable for five years at a price of $0.345 per share, and a warrant to purchase 8,000,000 shares our common stock, exercisable for five years at price of $0.375 per share. The interest rate of the debenture is 6% per annum. The maturity date of the debenture is June 28, 2008. The warrants are exercisable until June 28, 2011. As consideration, Vicis paid us $1,700,000 cash less $60,000 for incurred expenses and surrendered a convertible note in the principal amount of $300,000 previously sold to Vicis on May 3, 2006 and 1,994,419 shares of our common stock. The closing market price of our common stock on June 28, 2006 was $3.00.

In connection with the Securities Purchase and Exchange Agreement, the Company entered into Lock-Up and Leak-Out Agreements with each of Vicis Capital Master Fund, Midtown Partners & Co. LLC, FP Associates, Patricia Jenkins, John Hallal and Brian Lesperance. The Lock-Up and Leak Out Agreement provide that until June 28, 2008, the security holder shall not sell, transfer or otherwise dispose of our securities; provided however, the security holder may consummate sales of up to ten percent of the owned securities during the each year of the agreement.

Until June 2006, we were party to an Independent Contract Agreement with Network Blue, Inc., an entity controlled by John Hallal, one of our principal stockholders. Pursuant to this agreement, Network Blue, Inc. has agreed to identify and evaluate potential strategic acquisitions for us, and we agreed to pay Network Blue, Inc. a monthly fee of $6,000. Network Blue, Inc. agreed not to disclose any of our confidential information, and for a period of one year after the termination of the agreement, has agreed not to compete with our business and not to solicit our customers. The closing market price of our common stock on June 30, 2006 was $3.00.

Patricia Jenkins, one of our principal stockholders, provides administrative services to Mr. Coffill, our Senior Vice President of Business Development, and receives as remuneration approximately $500 per month and partial payment of health and dental benefits. No formal contract exists between Ms. Jenkins and us with respect to the provision of these services.

On May 3, 2006, we entered into a Securities Purchase Agreement with Vicis Capital Master Fund, one of our principal stockholders. Pursuant to the Securities Purchase Agreement, we sold to Vicis a convertible note in the original principal amount of $300,000 and 300,000 shares of our common stock, in exchange for $300,000. This note could be exchanged for a new Note for an aggregate principal amount of the unpaid principal balance. Upon the consummation of a securities purchase agreement with the Company, the Company was obligated to issue a new promissory note for an original principal amount of $300,000. No interest was payable on this note and there was no stated maturity date of this note. However, by its terms, this note converted into a like amount of the securities issued in the June 2006 financing. The closing market price of our common stock on May 3, 2006 was $2.00.

Pursuant to the Exchange Agreement among us, Vicis Capital Master Fund and our stockholders Midtown Partners & Co., LLC and Nite Capital L.P., dated as of April 13, 2006, the stockholders party to the agreement assigned, exchanged and converted their right, title and interest to shares of our then outstanding Series A Preferred Stock and we issued these stockholders shares of our common stock, as set forth below, and, as a result of this transaction and our amendment and restatement of our articles of incorporation, there are no shares of our Series A Preferred Stock presently authorized or outstanding. These shares and other securities have been registered under the Form SB-2 Registration Statement declared effective by the Securities and Exchange Commission on April 18, 2006. The closing market price of our common stock on April 13, 2006 was $3.00.

Stockholder	Number of Shares of Series A Preferred Stock Assigned, Exchanged and Converted	Number of Shares of Common Stock Issued
Vicis Capital Master Fund	1,500,000	2,000,000
Midtown Partners & Co., LLC	90,000	120,000
Nite Capital L.P.	110,000	220,000

On February 22, 2006, we terminated our agreement with The Baum Law Firm as our special counsel. The agreement was an initial one year term to provide services related to our merger in December 2005 and ongoing corporate and securities compliance work, with payment for legal services rendered to be paid in cash and shares of the our common stock. In connection with the termination of this Agreement, we paid The Baum Law Firm $30,000 and issued it 60,000 shares of our common stock in satisfaction of legal services rendered. Mark Baum, the prior sole director, principal executive officer and principal financial officer of our Company prior to December 31, 2006, is the managing partner of The Baum Law Firm. Mark Baum continued as a director until January 13, 2006. The Baum Law Firm was contracted to provide services for special counsel, which was terminated on February 22, 2006. Mark Baum is also associated with Thunderbird Global Corporation, which was one of our largest stockholders until December 31, 2005. The closing market price of our common stock on February 22, 2006 was $3.00.

In connection with the merger consummated on December 30, 2005, we assumed a Restricted Stock Purchase Agreement with Brian Lesperance, our President, Treasurer and Director, entered into by OrthoSupply Management, Inc. on December 1, 2005. Pursuant to the agreement, we issued to Mr. Lesperance 1,322,200 shares of our common stock for a purchase price of $13,222. The shares are subject to repurchase by us, which repurchase right lapses monthly over a two year period. Under this agreement and Mr. Lesperance’s employment agreement, our repurchase right on any of Mr. Lesperance’s shares of our common stock lapses in full upon a change in control. The closing market price of our common stock on December 1, 2005 was $3.00.

On December 21, 2006, we issued a promissory note in the principal amount of $400,000 in favor of Vicis Capital Master Fund. The maturity date of the note is February 21, 2007. Interest accrues under the note at the rate of 5% per annum. We are permitted to prepay principal and interest under the note at any time without penalty. In the event we do not repay all outstanding principal and interest under the note on or before February 21, 2007, the maturity date of the note will be extended to April 21, 2007 and we will be obligated to issue to Vicis a warrant to purchase 2,666,667 shares of the our common stock, which warrant will have an exercise price of $2.00 per share (subject to adjustment upon the occurrence of certain events) and will be exercisable for 5 years. The closing market price of our common stock on December 21, 2006 was $4.50.

We do not currently provide personal loans to our executive officers or directors.

Registration Rights

Pursuant to the terms of the Amended and Restated Rights Agreement dated June 28, 2006, by and among the Company, John Hallal, Patricia Jenkins, FP Associates, Vicis Capital Master Fund, Midtown Partners & Co., LLC and Nite Capital LP, the Company has an obligation to register certain securities with the Securities and Exchange Commission. Specifically, the Company has agreed to register the shares of common stock underlying the warrant issued to Vicis Capital Master Fund, the shares of common stock underlying the debenture issued to Vicis Capital Master Fund, the shares of common stock held by John Hallal and Patricia Jenkins, shares of common stock with Vicis Capital Master Fund may purchase from The Baum Law Firm and the shares of common stock underlying the warrant issued to FP Associates. The Company was obligated to file a Registration Statement by or before July 29, 2006, and to have the Registration Statement declared effective by the SEC by December 6, 2006. The Company filed a Registration Statement on Form SB-2 for the afore-mentioned shares on August 8, 2006. Upon not being declared effective by the SEC, the Company withdrew the Registration Statement from registration on December 1, 2006. As a result of the Company’s Registration Statement not being declared effective by December 6, 2006, the Company became obligated to pay Vicis an amount equal to one percent of the aggregate principal amount of the debenture issued to Vicis Capital Master Fund, payable, at the election of the Company, in cash or in shares of the Company’s common stock.

Communication with the Board

Our board of directors will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Stockholders who wish to send communications on any topic to the board should address such communications to our board of directors, in care of our Corporate Secretary, Medical Solutions Management Inc., 237 Cedar Hill Street, Marlboro, Massachusetts 01752.

Anyone who has a concern regarding our accounting, internal accounting controls or auditing matters may communicate that concern to the Audit Committee. You may contact the Audit Committee in writing care of Medical Solutions Management Inc. at Medical Solutions Management Inc., 237 Cedar Hill Street, Marlboro, Massachusetts 01752. All such communications will be referred to the Audit Committee and will be tracked and investigated in the ordinary course by the Audit Committee or any designated delegate thereof.

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

Our business, property and affairs are managed under the direction of the board. Directors are kept informed of our business through discussions with the executive officers of the Company, by reviewing materials provided to them and by participating in meetings of the board and its committees.

Our board held two meetings during 2006 and acted by written consent five times. To assist it in carrying out its duties, the board has delegated certain authority to several committees. Overall attendance at board and committee meetings was 100% and attendance was at least 100% for each director at board and committee meetings.

The board has a separately designated Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We do not have a standing Nominating and Corporate Governance Committee and Compensation Committee. Our board of directors believes, given the stage of Medical Solution Management’s growth and present size of the board of directors, that the responsibilities and duties customarily delegated to a Nominating and Corporate Governance Committee and a Compensation should be addressed by the full board, with the independent director making determinations as needed. Our board plans to expand the size of the board as the Company’s growth permits.

Audit Committee

The Audit Committee’s responsibilities include:

•

appointing, retaining, approving the compensation of and assessing the independence of our independent registered public accounting firm, including pre-approval of all services performed by our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including the receipt and consideration of certain reports from the firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules.

The sole member of the Audit Committee is Marshall Sterman. The board of directors has determined that Mr. Sterman is an independent director under the NASDAQ Rules and is an “audit committee financial expert” as defined by Item 407(d) of Regulation S-B.

The Audit Committee Charter is attached to this Information Statement as Appendix B, is published on our web site at www.medsmi.com under the heading “Investor Relations” and is also available in print to any stockholder who requests it by writing to Medical Solutions Management Inc., 237 Cedar Hill Street, Marlboro, MA 01752.

Nominating Committee

We do not have standing nominating committee, and as a result, do not have a nominating committee charter. The independent directors of Medical Solutions Management, as determined by the board of directors pursuant to the NASDAQ Rules, performing the nominating function for Medical Solutions Management is Marshal Sterman. The independent director participates in the consideration of director nominees, and then recommends the nominees to the board. Our board views the addition of a standing nominating committee as an unnecessary additional expense and process to Medical Solutions Management, given the stage or Medical Solutions Management’s development. The general criteria that the independent director and the board use to select nominees includes the following: an individual’s reputation for integrity, honesty and adherence to high ethical standards; their demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of Medical Solutions Management; their willingness and ability to contribute positively to the decision-making process of Medical Solutions Management; their commitment to understand Medical Solutions Management and its industry and to regularly attend and participate in meetings of the board and its committees; their interest and ability to understand the sometimes conflicting interests of the various constituencies of Medical Solutions Management, which include stockholders, employees, customers, governmental units, creditors and the general public; their ability to act in the interests of all stakeholders; and no nominee should have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all Medical Solutions Management’s stockholders and to fulfill the responsibilities of a director. Our board of directors will consider candidates recommended by stockholders using the same procedures and criteria it uses in evaluating its own candidates. Our board of directors believes that the independent director can recommend nominees.

Our board will consider director candidates recommended by our stockholders. In evaluating candidates recommended by our stockholders, the board applies the same criteria discussed above. Any stockholder recommendations for director nominees proposed for consideration by the board should include the nominee’s name and qualifications for board membership and should be addressed in writing to the Corporate Secretary, care of Medical Solutions Management Inc., 237 Cedar Hill Street, Marlboro, MA 01752. There has been no change in procedures for stockholders to submit nominees to the board.

Compensation Committee

We do not have a standing compensation committee. Thus, there is no charter. The independent directors of Medical Solutions Management, as determined by the board of directors pursuant to the NASDAQ Rules, performing the compensation committee function is Marshall Sterman. The independent director is responsible for evaluating and approving the compensation arrangements for each of Medical Solution Management’s executive officers, including the granting of options to purchase shares of common stock under Medical Solutions Management’s equity incentive plan. The independent director does not delegate his authority to any other individuals. The president, who is also a board member, provides recommendations to the independent director as to executive officer and director compensation for the Company. The full board approves all employees’ salaries that are in excess of $100,000. We have not engaged any compensation consultants.

From time to time, the board may establish other committees to facilitate the management of our business.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee. None of the current members of our compensation committee, or the individual board member serving that function, has ever been an employee of Medical Solutions Management or any subsidiary of Medical Solutions Management.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each of our directors, executive officers and key employees as of December 31, 2006.

Name	Age	Position
Brian Lesperance	54	President, Treasurer and Director
Robert G. Coffill, Jr.	49	Senior Vice President of Business Development, Secretary and Director
Ross Fine	45	Vice President of Sales and Marketing
Marshall Sterman	75	Director
David M. Barnes	64	Director
Shad Stastney	38	Director

Brian Lesperance, President, Treasurer and Director. Mr. Lesperance has served as our President, Treasurer and as a director since December 30, 2005, and joined us in September 2005 as the President and CEO of our wholly owned subsidiary, OrthoSupply Management, Inc. From 1999 to 2005, Mr. Lesperance was the Senior Vice President of Operations and CFO at Endius Corporation, a company which serves the minimally invasive spine surgery market. Prior to his employment at Endius, Mr. Lesperance was Vice President of Operations Finance and Administration at Haemonetics Corporation in Braintree, MA. Haemonetics, a publicly-traded company, is a leader in collection, processing and salvage of blood. Prior to this appointment, Mr. Lesperance held various positions with Haemonetics Corporation, including sales, marketing, customer service and field service, including Director of North American Field Operations. Mr. Lesperance has held various other operations and finance positions, including Division Controller of the Metallurgical Materials Group at Texas Instruments. Mr. Lesperance holds a B.S. in Business Administration, with a major in Accounting, from Bryant College, and an M.B.A. with a major in finance from Providence College.

Robert G. Coffill, Jr., Senior Vice President of Business Development, Secretary and Director. Mr. Coffill has served as our Senior Vice President of Business Development and Secretary since April 2005 and was appointed as one of the directors in September 2006. From March 2004 until April 2005, Mr. Coffill served as Sales Manager, New England Region, for OrthoRehab, Inc., a $40 million manufacturer and distributor of continuous passive motion devices. Mr. Coffill became one of OrthoRehab’s top salespersons in a little over one year, increasing revenue in his region by $1 million. From October 2000 to July 2002, Mr. Coffill formed and served as CEO of a construction staffing company in New York with sales of nearly $6 million. Previously, Mr. Coffill enjoyed a 20-year career in education, serving as a principal and then a superintendent in five school districts located in urban, suburban, and rural environments with school populations ranging from 900 to 3,200 students. Mr. Coffill earned a B.S. from North Adams State College, a Masters in Education from Salem State College and a C.A.E.S from the Boston College Advanced Executive School Management Program.

Ross Fine, Vice President of Sales and Marketing. Mr. Fine has served as our Vice President of Sales and Marketing since June 2006. Mr. Fine brings twenty years of experience in sales, marketing and strategic planning. From January 2006 to June 2006, Mr. Fine was Vice President of sales and product marketing for Medisystems Corporation, a privately held medical technology company. From 2003 to 2006, Mr. Fine was a Regional Sales Manager with Satellite Laboratory Services. In addition, from 1999 through 2003, Mr. Fine held the position of Vice President of Sales and Marketing with Hema Metrics Corporation. From 1990 to 1999, Mr. Fine worked for Haemonetcis, a publicly traded company specializing in blood processing, most previously serving as a Vice President, Surgical Sales. Mr. Fine holds a B.S. in Biology with a minor in Business Administration, from Central Michigan University.

Marshall Sterman, Director. Mr. Sterman has served as one of our directors since September 2006. Mr. Sterman is currently the President of The Mayflower Group, Ltd. and has held the position of President of The Mayflower Group, Ltd since 1986. He has served as Chairman of WiFiMed Holdings Company, Inc., formerly Bellacasa Productions, Inc., a publicly-held a medical device company focused on the development and commercialization of three injectable biocompatible products from since 2005. Since October 2006, Mr. Sterman has served as a director of Andover Medical, Inc., a publicly-held company engaged in the business of distributing procedure specific durable medical equipment. Mr. Sterman also served as a director of WaterChef, Inc., a publicly-held company engaged in the business of designing and marketing water purification equipment, from 1999 to 2007. Mr. Sterman holds an M.B.A. from the Harvard Graduate School of Business.

David Barnes, Director. Mr. Barnes has served as one of our directors since October 2007. Mr. Barnes is currently Chief Financial Officer for Neah Power Systems, Inc. and Cyber Defense Systems, Inc. He has served as Chief Financial Officer for Neah Power Systems since 2006. Mr. Barnes has served as Chief Financial Officer for Cyber Defense Systems, Inc. since 2005. Neah Power Systems is developing technology for direct methanol fuel cells. Cyber Defense Systems builds remote controlled surveillance airships. From 1996 to 2006, Mr. Barnes served as Chief Operating Officer, Chief Financial Officer and Director for American United Global, Inc., a Robin M. Rubin Company. Mr. Barnes currently serves on the Boards of Directors for MDWerks, Inc, Searchhelp, Inc. and China Direct, Inc., all publicly held companies. He also serves on the Board of Directors of ThinkPath, Inc., a Canadian publicly held company. Mr. Barnes holds a Bachelor of Science in Accounting from C.W. Post College.

Shadron Lee Stastney, Director. Mr. Stastney has served as one of our directors since October 2007. Since June 2004, Mr. Stastney has been a partner at Vicis Capital, LLC, an investment management firm. Vicis Capital, LLC is the managing partner of Vicis Capital Master Fund, one of the Company’s principal stockholders. From July 2001 to May 2004, Mr. Stastney served as Managing Director of Victus Capital, LP, an investment management firm. Mr. Stastney holds a B.A. from the University of North Dakota and a J.D. from the Yale Law School.

Our board of directors consists of five members, David Barnes, Brian Lesperance, Robert Coffill, Marshall Sterman and Shad Stastney. The board of directors determined Mr. Sterman to be independent, as defined by the rules of the NASDAQ Stock Market. We have a standing Audit Committee, but do not have standing Nominating Committee or Compensation Committee.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our common stock as of October 26, 2007 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our directors;

•	each of our named executive officers; and

•	our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to our common stock. The percentage ownership is based on 58,217,994 shares of our common stock outstanding as of October 26, 2007. Shares of common stock issuable under options and warrants that are exercisable, and debentures that are convertible within 60 days after October 26, 2007 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options, warrants or debentures but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

	Shares of Common Stock Beneficially Owned
Name and Address of Owner	Number		Percent (%)
Patricia Jenkins (1) c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	11,328,800		19.46%

Vicis Capital Master Fund (2)(3) Tower 56, Suite 700 126 East 56th Street New York, NY 10022	70,911,778	(4)	79.67%

Brian Lesperance c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	1,802,200		3.10%

John Hallal c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	3,724,800		6.40%

Robert G. Coffill, Jr. (4) c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	469,000	(5)	0.80%

Ross Fine c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	0		*

Marshall Sterman c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	40,000	(6)	*

David Barnes c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	0		*

Shadron Lee Stastney c/o Medical Solutions Management Inc. 237 Cedar Hill Street, Suite 4, Marlboro, MA 01752	0		0%

All Directors and Officers as a Group (6 persons)	2,311,200		3.95%

*	less than one percent
(1)	Based on information set forth in a Schedule 13D filed with the SEC on February 8, 2006.
(2)	Based on information set forth in a Schedule 13D filed with the SEC on July 20, 2007.
(3)	The investment advisor to Vicis Capital Master Fund is Vicis Capital LLC and therefore has voting and dispositive power over all the foregoing shares. For the purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, Vicis Capital LLC may be deemed to be the beneficial owner of, but hereby disclaims such beneficial ownership of, these shares. The managing members of Vicis Capital LLC are Shad Stastney, John Succo and Sky Lucus.
(4)	Includes shares issuable upon conversion of debentures and exercise of warrants.
(5)	Includes 250,000 shares of common stock issuable upon exercise of outstanding and currently exercisable options.
(6)	Includes 40,000 shares of common stock issuable upon the conversion of a warrant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of holdings and transactions in our common stock with the SEC. Based on our records and other information, we believe that, in 2006, none of our directors, executive officers or 10% stockholders failed to file a required report on time, except as follows: Robert G. Coffill, Jr. inadvertently did not timely file a Form 3 upon his appointment as a director of the Company in September 2006.

EXECUTIVE COMPENSATION

Executive Compensation

Our compensation and benefits program is designed to attract, retain and motivate employees to operate and manage our business for the best interests of our stockholders. Executive compensation is designed to provide incentives for those senior members of management who bear responsibility for our goals and achievements. The compensation philosophy is based on a base salary, with opportunity for bonuses to reward superior performance, and an equity incentive program which adopted in 2006.

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal year ended December 2006. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 for 2006. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Medical Solutions Management Inc. for the year ended December 31, 2006 of those persons who served as our principal executive officer during the year ended December 31, 2006, our principal financial officer during the year ended December 31, 2006 and our other three most highly compensated executive officers for the year ended December 31, 2006. We refer to our principal executive officers, principal financial officer and the other three highly compensated executive officers throughout this Information Statement collectively as our “named executive officers”.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)
Brian Lesperance	2006	150,020					6,500	156,520
Robert G. Coffill, Jr. Senior Vice President of Business Development and Secretary and Director	2006	110,808					2,500	113,308
Kenneth Fischer Chief Financial Officer	2006	12,019					500	12,519
Ross Fine Vice President of Sale and Marketing	2006	63,673					1,750	65,423

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units of Stock That have Not Vested(2) (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)
Brian Lesperance President, Treasurer and Director	0	0	0	N/A	N/A	0	0	0	0

Robert G. Coffill, Jr.(1) Senior Vice President of Business Development and Secretary and Director	125,000	375,000	0	$0.01	11/30/2015	0	0	0	0

Kenneth Fischer Chief Financial Officer	0	0	0	N/A	N/A	0	0	0	0

Ross Fine Vice President of Sale and Marketing	0	0	0	N/A	N/A	0	0	0	0

(1)	In connection with the consummation of the merger on December 30, 2005, we assumed the outstanding option agreements of our wholly-owned subsidiary, OrthoSupply. We have adopted a new option plan, and assumed the outstanding option agreement of OrthoSupply issued to Mr. Coffill for 500,000 shares of our common stock.

Employment Agreements and Potential Payments Upon Termination or Change-in-Control

We have an employment agreement with Mr. Lesperance, pursuant to which we have agreed to pay him between $150,000 and $225,000 per year, depending upon our yearly gross revenues, plus a $500 per month car allowance. Mr. Lesperance agreed not to disclose any of our confidential information, and for a period of one year after the termination of his employment agreed not to compete with our business and not to solicit our customers. Mr. Lesperance also agreed to assign to us any inventions development by him during the course of his employment. In the event Mr. Lesperance’s employment is involuntarily terminated, Mr. Lesperance shall receive a lump sum payment equal to twelve months of his then current base salary and continuation of medical and dental benefits for a twelve month period. We also have entered into a Restricted Stock Purchase Agreement with Mr. Lesperance, pursuant to which we issued to Mr. Lesperance 1,322,220 shares of our common stock at an aggregate purchase price of $13,222. The shares are subject to repurchase by Medical Solutions Management, which repurchase right lapses monthly over a two year period. Under these agreements, our repurchase right on any of Mr. Lesperance’s shares of our common stock lapses in full upon a change in control of Medical Solutions Management.

On May 1, 2006, we entered into an employee agreement with Mr. Coffill, pursuant to which Mr. Coffill receives $125,000 per year as base salary, subject to increases dependent upon the Company’s gross revenues, plus a $500 month travel allowance. The agreement has a term of three years. Mr. Coffill is also eligible to receive an option award shares of our common stock depending upon our yearly revenue. Mr. Coffill has agreed not disclose any of our confidential information, and for a period of two years after the termination of his employment, not to compete with our business or solicit any of our customers. Pursuant to the employment agreement, we have agreed to issue to Mr. Coffill an option to purchase up to 200,000 shares of our common stock, twenty-five percent (25%) of such shares vesting on the first anniversary date of the grant and twenty-five vesting every year thereafter until all shares have vested and in the event of a change of control of the Company, all unvested shares shall immediately vest. In the event that Mr. Coffill’s employment is involuntarily terminated, other than under a change of control or the declaration of insolvency by the Company, Mr. Coffill shall receive a payment equal to the greater of his base salary for the remainder of the term of the contract or one year and continuation of medical coverage for a period of twelve months.

On June 12, 2006, we entered into an employment agreement with Mr. Fine, pursuant to which we have agreed to pay him an annual salary of $115,000 per year, a three percent (3%) commission on accounts identified, approved and closed and a $500 per month car allowance. Mr. Fine agreed not to disclose any of our confidential information, and for a period of one year after the termination of his employment, not to compete with our business and not to solicit our customers. Mr. Fine also agreed to assign to us any inventions development by him during the course of his employment. Pursuant to the employment agreement, we have agreed to issue to Mr. Fine an option to purchase up to 200,000 shares of our common stock, twenty-five percent (25%) of such shares vesting on the first anniversary date of the grant and twenty-five vesting every year thereafter until all shares have vested and in the event of a change of control of the Company, all unvested shares shall immediately vest. In the event that Mr. Fine’s employment is involuntarily terminated, Mr. Fine shall receive an amount equal to four months of his then base salary, and continuation of his medical benefits for four months.

On November 20, 2006, we entered into an employment agreement with Mr. Fischer, pursuant to which we have agreed to pay him a base salary of $125,000 which increases as the Company’s revenue increases. The Company will grant Mr. Fischer an option to purchase 200,000 shares of Company’s common stock as soon as reasonably practicable. Mr. Fischer will also receive a car allowance of $500 per month and he is eligible to participate in a bonus plan. Upon involuntary termination of Mr. Fischer’s employment by the Company, Mr. Fischer will be entitled to receive twelve months of his base salary and medical insurance.

DIRECTOR COMPENSATION

Director Compensation

We do not compensate employee directors for their services as a director. Each non-employee director of the Company receives an annual service fee of $10,000, to be paid in equal quarterly installments throughout the year. Each chair of the Audit Committee shall receive $4,000 per year, to be pain in equal quarterly installments. Each non-employee director shall receive $1,000 for attending a board meeting in person, and $300 for participating in a board meeting telephonically.

The following table sets forth information regarding compensation paid to our non-employee directors for the year ended December 31, 2006:

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Marshall Sterman	2,800	—	—	—	—	—	2,800

(1)	Mr. Sterman was appointed to the board of directors in September 2006. He received $2,500 for his services during the fourth quarter of 2006, and $300 for attending one board meeting telephonically.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	500,000	0	2,475,000
Equity compensation plans not approved by security holders	0	0	0
Total	500,000	0	2,475,000

In June 2006, our board of directors and stockholders approved and adopted the Medical Solutions Management Inc. 2006 Equity Incentive Plan, referred to herein as the 2006 Plan. Following is a description of the material terms of the 2006 Plan. A copy of the 2006 Plan is included as Appendix B to our Schedule 14 C Information Statement filed with the SEC on July 11, 2006.

Purpose. The 2006 Plan is intended to retain and reward highly qualified employees, including contract employees, consultants, and directors, and encourage their ownership of our common stock.

Administration. The 2006 Plan is administered by a committee delegated by the board of directors, or by the board of directors itself, referred to as the Committee. Subject to the provisions of the 2006 Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the 2006 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2006 Plan.

Eligibility. Awards may be granted to any employee of or consultant to Medical Solutions Management and its affiliates or to non-employee members of our board of directors or of any board of directors (or similar governing authority) of any affiliate of Medical Solutions Management.

Shares Subject to the 2006 Plan. The shares issued or to be issued under the 2006 Plan are authorized but unissued shares of our common stock. The maximum number of shares of our common stock which may be issued or made subject to awards under the 2006 Plan is 3,000,000. The 2006 Plan contains the following further limitations on certain types of awards:

•	No more than fifty percent (50%) of the available 2006 Plan shares of common stock may be covered by awards issued to any one person in any one calendar year.

•

Only employees of Medical Solutions Management, and of any parent or subsidiary corporations, as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, shall be eligible for the grant of an incentive option.

Types of Awards. Awards under the 2006 Plan may include incentive stock options, nonstatutory stock options, restricted stock and stock grants. Each award will be evidenced by an instrument in such form as the Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock grant. Except as noted below, all relevant terms of any award will be set by the Committee in its discretion.

•

Nonstatutory stock options and incentive stock options are rights to purchase our common stock. A stock option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. A stock option may be exercised by the recipient giving written notice to Medical Solutions Management, specifying the number of shares with respect to which the stock option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash or check, or subject to approval by the Committee, by delivery to us of shares of our common stock having a market value of the shares being purchased or pursuant to a promissory note in the principal amount to the exercise price of the shares to be purchased.

•

Incentive stock options may be granted only to eligible employees of Medical Solutions Management or any parent or subsidiary corporation and must have an exercise price of not less than one hundred percent (100%) of the fair market value of our common stock on the date of grant (one hundred ten percent (110%) for incentive stock options granted to any ten-percent (10%) shareholder). In addition, the term of an incentive stock option may not exceed ten (10) years. Nonstatutory stock options must have an exercise price of not less than one hundred percent (100%) of the fair market value of our common stock on the date of grant and the term of any nonstatutory stock option may not exceed ten (10) years. In the case of an incentive stock option, the amount of the aggregate fair market value of our common stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

•

Awards of restricted stock are grants or sales of our common stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for stated term or the achievement of individual or our company-wide performance goals.

•

A stock grant is a grant of shares of our common stock not subject to restrictions or other forfeiture conditions. Stock grants may be awarded only in recognition of significant contributions to the success of Medical Solutions Management, in lieu of compensation otherwise already due, or in other limited circumstances which the Committee deems appropriate.

Effect of Termination of Employment or Association. Unless the Committee determines otherwise in connection with any particular award under the 2006 Plan, stock options will generally terminate ninety (90) days following the recipient’s termination of employment or other association for cause. Military and sick leave or other bona fide leave shall not be deemed a termination of employments, provided that it does not exceed ninety (90) days or the period during which the optionee’s reemployment rights, if any, are guaranteed by statute or contract.

Transferability. In general, no award under the 2006 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Committee may approve the transfer, without consideration, of an award of a nonstatutory stock option or restricted stock to a family member.

Effect of Significant Corporate Event. In the event of any change in the outstanding shares of our common stock through merger, consolidation, sale of all or substantially all the property of Medical Solutions Management, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of our common stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the 2006 Plan and the 2006 Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding stock options (without change in the aggregate purchase or hurdle price as to which Stock Options remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a repurchase right. In the event of a change in control, the Committee shall have the discretion to provide for any or all of the following: (i) the acceleration, in whole or in part, of outstanding stock options, (ii) the termination of repurchase rights with respect to an award of restricted stock, (iii) the assumption of outstanding stock options, or substitution thereof, by the acquiring entity and (iv) the termination of all sock options that remaining outstanding at the time of the change of control. Upon our dissolution or liquidation, other than as part of an acquisition or similar transaction, each outstanding stock option shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the stock option to the extent exercisable on the date of dissolution or liquidation.

Amendments to the 2006 Plan. Our board of directors may amend or modify the 2006 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that our board may not, without the consent of the participant, reduce the number of shares subject to the award, reprice outstanding awards or adversely effect the provisions relating to an award’s vesting and exercisability.

Summary of Tax Consequences. The following is a brief and general discussion of the U.S. federal income tax consequences to recipients of awards granted under the 2006 Plan. This summary is not comprehensive and is based upon laws and regulations in effect on January 1, 2006. Such laws and regulations are subject to change. This summary is intended for the information of shareholders only and not as tax guidance to participants in the 2006 Plan. Participants in the 2006 Plan should consult their own tax advisors as to the tax consequences of participation.

•

Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the participants upon grant of nonstatutory stock options. Upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of our common stock acquired upon the exercise of such option exceeds the exercise price, if any. A sale of common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the common stock on the exercise and sale dates.

•

Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an incentive stock option. If the participant holds shares of our common stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of our common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to us. If the participant sells the shares of our common stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an incentive stock option.

•

Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of restricted stock when such participant’s rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of our common stock acquired exceeds the price such participant has paid for it, if any. Recipients of restricted stock may, however, within thirty (30) days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, such participant will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

•

Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2006 Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Internal Revenue Code of 1986, as amended, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2006 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

•

Section 162(m) Limitations on the Company’s Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, we will be entitled to a corresponding tax deduction. However, we will not be entitled to deductions in connection with awards under the 2006 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from Medical Solutions Management, exceeds the $1 million dollar limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, including by any general statement incorporating this information statement, except to the extent we specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised entirely of independent directors who meet the independence and experience requirements of the SEC. The Audit Committee focuses on the following areas:

•	the integrity of Medical Solutions Management’s consolidated financial statements; and

•	the independence, qualifications and performance of Medical Solutions Management’s independent registered public accounting firm.

We meet privately with the independent registered public accounting firm who have unrestricted access to the Audit Committee. We also appoint the independent registered public accounting firm and review their performance and independence from management.

The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements fairly present the financial position, results of operations and cash flows of Medical Solutions Management in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with us.

During fiscal year 2006, we reviewed Medical Solutions Management’s audited consolidated financial statements and met with management to discuss those consolidated financial statements.

We discussed with Michael Cronin, CPA, our independent registered public accountant for the 2006 fiscal year, matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). We also discussed with management the significant accounting policies utilized by Medical Solutions Management, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

Michael Cronin, CPA, issued his independence letter pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and reported that it is independent under applicable standards in connection with its audit opinion for Medical Solutions Management’s 2006 consolidated financial statements.

Based on the reviews and discussions with management and the independent registered public accounting firm referred to above, we recommended to the board that Medical Solutions Management’s audited consolidated financial statements be included in Medical Solutions Management’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

Submitted by the Audit Committee

Marshall Sterman

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: AUDIT AND NON-AUDIT FEES

Fees Paid to Independent Auditors

The following table sets forth information regarding aggregate fees paid to our independent auditors for the fiscal years ended December 31, 2006 and 2005, respectively:

	2006		2005
Audit Fees	$34,000	(2)	$28,000	(1)
Audit Related Fees	0		0
Tax Fees	0		0
All Other Fees	0		0
Total:	$34,000		$28,000

(1)	Principally includes the annual audit, quarterly reviews, fees related to the merger consummated on December 30, 2005, fees related to assistance with SEC registration requirements.
(2)	Principally includes the annual audit, quarterly reviews, and fees related to assistance with SEC registration requirements and review comments.

“Audit Related Fees” are for assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of the financial statements of our wholly-owned subsidiary, OrthoSupply Management, Inc. Of the services described in the preceding table, such services rendered to OrthoSupply were approved by the Board of Directors, which acted as the Company’s Audit Committee during 2006. The services rendered to Medical Solutions Management were approved by the then acting Board of Directors, which also functioned as the Company’s Audit Committee. The Board of Directors has considered whether the provision of such services, including non-audit services, by Michael Cronin is compatible with maintaining Michael Cronin’s independence and has concluded that it is.

To ensure compliance with the SEC’s rules regarding auditor independence, any services to be provided by the Company’s independent auditor must be pre-approved by the Company’s Board of Directors, which acts as the Company’s Audit Committee. The Board of Directors reviews and pre-approves on an annual basis various types of services that may be performed by the independent auditor within specified budget limitations and without specific approval of each engagement.

The Audit Committee approves in advance all audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee may pre-approve services. The Audit Committee requires the independent registered public accounting firm and management to report on actual fees charged for each category of service periodically throughout the year.

OTHER MATTERS

Our financial statements and the other information required by Item 303 and 304 of Regulation S-B contained in our Form 10-KSB for the fiscal year ended 2006, our Form 10-QSB for the quarter ended March 31, 2007 and our Form 10-QSB for the quarter ended June 30, 2007 are incorporated into this Information Statement by reference. Upon request, we will provide to each stockholder to whom this Information Statement was delivered, free of charge, a copy of our Form 10-KSB and Form 10-QSBs, within one business day of our receipt of this request. To make such a request, you may contact our Corporate Secretary c/o Medical Solutions Management 237 Cedar Hill Street, Marlboro, MA 01752, telephone number (508) 597-6200.

By Order of the Board of Directors,

/s/ Marshall Sterman

Marshall Sterman

Chairman of the Board of Directors

Marlboro, Massachusetts

November     , 2007

APPENDIX A

MEDICAL SOLUTIONS MANAGEMENT INC.

AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY—DO NOT HIGHLIGHT                ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390—After Issuance of Stock)

1. Name of corporation:

Medical Solutions Management Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The first paragraph of ARTICLE 3 is deleted in its entirety and replaced with the following:

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 205,000,000, of which 5,000,000 shares shall be shares of Preferred Stock (herinafter referred to as the “Preferred Stock”), par value of $0.0001 per share, and 200,000,000 share shall be shares of Common Stock (hereinafter referred to as the “Common Stock”), par value $0.0001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: ____________________________________

4. Effective date of filing (optional): ________________________________________

                                                                             (must not be later than 90 days after the certificate is filed)

5.	Officer Signature (Required): X_____________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.                    Nevada Secretary of State AM 7878,385 Amend

Revised on 01/07

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APPENDIX B

MEDICAL SOLUTIONS MANAGEMENT INC.

AUDIT COMMITTEE CHARTER

Charter

This charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Medical Solutions Management Inc. (the “Company”). The Company shall make this charter available on its website at www.medsmi.com.

Membership of Committee

The Committee shall be composed of one or more directors as established by the Board of Directors and that satisfies the rules and regulations of the Securities and Exchange Commission (the “Commission”), subject to the phase-in rules that may be applicable.

All Committee members shall be able to read and understand fundamental financial statements, no Committee member may have participated in the preparation of the financial statements of the Company at any time during the past three fiscal years. At least one member of the Committee shall be an “audit committee financial expert,” as such term is defined in Item 401(d)(5) of Regulation S-B or any successor regulations.

The Committee shall be appointed by the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board, if one exists. The chairman of the Committee shall be designated by a majority vote of the full Committee. Committee members shall serve until their successors are duly appointed and qualified or until their earlier removal by the Board at any time.

Meetings

The Committee shall meet as often as it shall determine, but not less frequently than yearly. The Committee may request any officer or employee of the Company or the Company’s outside counsel or its registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or any consultant to, the Committee.

Except as otherwise provided by the Amended and Restated Articles of Incorporation, or the Amended and Restated By-Laws of the Company, the frequency, location and operation of meetings and similar procedural matters relating to the Committee shall, to the extent applicable, be the same as those that relate to meetings of, and procedural matters concerning, the Board.

Purposes of the Committee

The Committee shall assist the Board in overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm and the performance of the Company’s registered public accounting firm. In doing so, it is the goal of the Committee to maintain free and open communication among the Committee, the Company’s registered public accounting firm and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

Responsibilities and Processes

The primary responsibility of the Committee is to select, and ensure the independence of, the Company’s registered public accounting firm, oversee the Company’s financial reporting process on behalf of the Board, establish procedures for the receipt and treatment of complaints regarding accounting, internal accounting controls or auditing matters and report the results of its activities to the Board. Management is responsible for preparing the Company’s financial statements and the Company’s registered public accounting firm is responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate. In addition, the Committee is authorized to engage, and the Company shall provide funding for, such independent counsel and other advisors as the Committee may deem necessary or advisable to retain to assist the Committee in carrying out its duties. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any such counsel or other advisors and to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Company also shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

Relating to the Registered Public Accounting Firm

•

The Committee shall have a clear understanding with management and the Company’s registered public accounting firm that such firm is ultimately accountable, and must report directly, to the Committee, as the representative of the Company’s stockholders. The Committee shall have the sole authority to appoint (subject, if applicable, to ratification by the stockholders of the Company), terminate and replace any registered public accounting firm. The Committee may receive input from management on these matters but shall not delegate these responsibilities. The Committee shall be responsible for the oversight of any registered public accounting firm, including the resolution of any disagreements between management and such firm regarding financial reporting or other matters.

•

The Committee shall have the sole authority to approve the scope, fees and terms of all audit engagements, as well as all permissible non-audit engagements of the Company’s registered public accounting firm. The Committee shall pre-approve all audit and permissible non-audit services to be performed for the Company by any registered public accounting firm, giving effect to the “de minimis” exception for ratification of certain non-audit services set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On an annual basis, the Committee shall consider whether the provision of non-audit services by the Company’s registered public accounting firm, on an overall basis, is compatible with maintaining such firm’s independence from management.

•

The Committee shall discuss with the auditors their independence from management and the Company, and shall review all written disclosures required by the Independence Standards Board to be provided by the Company’s registered public accounting firm. The Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, to the extent required by law.

Relating to Audits and Financial Statements

•	The Committee shall discuss with the Company’s registered public accounting firm the overall scope and plans for the annual audit. In addition, the Committee shall discuss with management and the

Company’s registered public accounting firm the adequacy and effectiveness of the accounting and financial controls and procedures, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

•

The Committee shall review with management and the Company’s registered public accounting firm the audited financial statements (including management’s discussion and analysis contained therein) to be included in the Company’s Annual Report on Form 10-KSB or its successor form, if applicable, including its judgment as to the quality, and not only the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the Company’s registered public accounting firm under generally accepted accounting principles. Based on the foregoing and on review of other information made available to the Committee, the Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB or its successor form, if applicable. In addition, the Committee shall prepare annually a report to the stockholders of the Company, as required by the rules of the Commission.

•

The Committee shall similarly review the interim financial statements, including earnings, with management and the Company’s registered public accounting firm prior to the filing of the each of the Company’s Quarterly Reports on Form 10-QSB or its successor form, if applicable. The Committee also shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the Company’s registered public accounting firm under generally accepted accounting standards. The chairman of the Committee may represent the entire Committee for the purposes of this review.

•

The Committee shall discuss with the Company’s registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. The Committee also shall obtain from the Company’s registered public accounting firm assurance that Section 10A(b) of the Exchange Act (including auditor discovery that illegal acts may have occurred) has not been implicated.

•

The Committee shall review each report of the Company’s registered public accounting firm, delivered to the Committee pursuant to Section 10A(k) under the Exchange Act, concerning: (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Company’s registered public accounting firm and (c) other material written communications between the Company’s registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

•

The Committee shall review the disclosures made by officers of the Company in the certification required to be filed (a) as part of the Company’s Annual Reports on Form 10-KSB or its successor form, if applicable, and Quarterly Reports on Form 10-QSB or its successor form, if applicable, regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls and (b) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, regarding the compliance of periodic reports and their fair presentation of the Company’s financial statements and results of operations.

Relating to Other Compliance Matters

•	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters and shall monitor ongoing compliance with those provisions.

•

In the event the Committee is made aware of any allegation of fraud relating to the Company and/or any of its officers, directors or employees that the Committee deems could be material to the Company’s business or operations, the Committee shall (i) convene a meeting of the Committee to review such allegation and (ii) if the Committee deems it necessary or advisable, it shall engage independent counsel to assist in an investigation, including, if the Committee and such counsel deem it necessary or advisable, an investigation to determine whether such allegation implicates any violation of Section 10A of the Exchange Act. If pursuant to such investigation the Committee discovers that a material fraud has occurred, the Committee shall (i) assess the Company’s internal controls and implement such remedial measures as it determines necessary or advisable, (ii) take appropriate action against the perpetrator(s) of such fraud and (iii) cause the Company to make appropriate disclosures relating to the matter in the Company’s periodic reports filed with the Commission or otherwise.

•

The Committee shall review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that, from time to time, may be established by the Commission.

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